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                            AGREEMENT OF JOINT FILING

         The parties listed below agree that the Amendment No. 14 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of them shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 7, 2002


                                       AIMCO PROPERTIES, L.P.

                                       By: AIMCO-GP, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                           --------------------------------
                                               Executive Vice President

                                       AIMCO-GP, INC.

                                       By: /s/ Patrick J. Foye
                                           --------------------------------
                                               Executive Vice President

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY


                                       By: /s/ Patrick J. Foye
                                           --------------------------------
                                               Executive Vice President

                                       INSIGNIA PROPERTIES, L.P.

                                       By: AIMCO/IPT, INC.
                                           (General Partner)

                                       By: /s/ Patrick J. Foye
                                           --------------------------------
                                               Executive Vice President

                                       AIMCO/IPT, INC.

                                       By: /s/ Patrick J. Foye
                                           --------------------------------
                                               Executive Vice President

                                       COOPER RIVER PROPERTIES,
                                       L.L.C.

                                       By: /s/ Patrick J. Foye
                                           --------------------------------
                                               Executive Vice President